UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 22, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(PINNACLE AIRLINES CORP. LOGO)

(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation or organization)	File Number)	Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code

(901) 348-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 22, 2005, Pinnacle Airlines Corp. issued a press release announcing, among other things, its earnings results for its fourth quarter and full year 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

During the fourth quarter earnings call that occurred on February 22, 2005, certain information was disclosed that was not included in the Company’s fourth quarter press release that is included as Exhibit 99.1. The Company disclosed that the forecasted CRJ delivery schedule for 2005 is six CRJ deliveries in the first quarter, thirteen in the second quarter, and three in the third quarter of 2005. In addition, it was noted that the Company expects its growth in block hours for the first quarter of 2005 over the first quarter of 2004 to be between 53% and 56%.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines Corp. dated February 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

February 23, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines Corp. dated February 22, 2005